UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-2003

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07    Submission of Matters to a Vote of Security Holders.
Results of Annual Meeting of Shareholders

On May 29, 2025, Nuveen Churchill Private Capital Income Fund (the “Fund”) held its virtual 2025 annual meeting of shareholders (the “Annual Meeting”). Shareholders of record at the close of business on March 31, 2025 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 940,627 Class S shares of beneficial interest, 861,696 Class D shares of beneficial interest, and 35,134,307 Class I shares of beneficial interest outstanding and entitled to vote. A quorum consisting of 17,904,947 shares of beneficial interest of the Fund were present or represented by proxy at the Annual Meeting.

The Fund’s shareholders voted on and approved two proposals at the Annual Meeting. The final voting results from the Annual Meeting were as follows:

Proposal 1 – Election of Six Trustees

The following individuals, constituting all of the trustee nominees named in the Fund’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2025, were elected to serve as trustees on the Fund’s board of trustees until the 2026 annual meeting of shareholders or until their respective successor is duly elected and qualified. The following votes were taken in connection with this proposal:

Director	Votes For	Votes Withheld
Kenneth Kencel	17,901,423	3,524
William Huffman	17,901,423	3,524
Stephen Potter	17,901,423	3,524
James Ritchie	17,901,423	3,524
Dee Dee Sklar	17,901,423	3,524
Sarah Smith	17,901,423	3,524

Proposal 2 – Approval of the Fourth Amended and Restated Bylaws of the Fund (the “Amended Bylaws”) to Change the Quorum Requirement from One-Third of Outstanding Common Shares to a Majority of Outstanding Common Shares to Holding a Meeting of Shareholders

This proposal was approved by the vote set forth below. As a result, the Amended Bylaws became effective upon shareholders’ approval on May 29, 2025. The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws attached hereto as Exhibit 3.1, and incorporated by reference herein.

Votes For	Votes Against	Abstain
14,303,337	3,601,310	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Nuveen Churchill Private Capital Income Fund

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: June 4, 2025	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President